SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS               000-14135                   52-2098714
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


                  ONE STATION PLACE, STAMFORD,                       06902
                          CONNECTICUT                             (Zip Code)
            (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2006, OMI Corporation (the "Company") issued a press release announcing its financial results for the first quarter of 2006. The press release is furnished herewith as Exhibit 99.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99 Press release, dated April 24, 2006 containing the financial results for the first quarter ended March 31, 2006.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 24, 2006                    By:   /s/ Craig H. Stevenson, Jr.
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                                              Craig H. Stevenson, Jr.
                                              Chairman of the Board and
                                              Chief Executive Officer



Date: April 24, 2006                    By:   /s/ Kathleen C. Haines
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                                              Kathleen C. Haines
                                              Senior Vice President,
                                              Chief Financial Officer
                                              and Treasurer

                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

        Exhibit No.     Description
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           99 OMI Corporation press release dated April 24, 2006, the Company's financial results for the first quarter ended March 31, 2006.